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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                         DEUTSCHE ALT-A SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, providing for the issuance of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series
                   2005-2, Mortgage Pass-Through Certificates)


                         Deutsche Alt-A Securities, Inc.
                         -------------------------------

             (Exact name of registrant as specified in its charter)

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          Delaware                   333-100676                   35-2184183
          --------                   ----------                   ----------
      (State or Other             (Commission File            (I.R.S. Employer
        Jurisdiction                  Number)                   Identification
      of Incorporation)                                            Number)

60 Wall Street
New York, NY                                            10005
---------------------                                  ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code: (212) 250-7010.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

Description of the Certificates and the Mortgage Pool

         On February 28, 2005, a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A-1 Certificates", "Class I-A-2 Certificates", "Class I-A-3 Certificates", "Class I-A-4 Certificates", "Class I-A-5 Certificates", "Class I-A-6 Certificates", "Class I-A-7 Certificates", "Class II-A-1 Certificates", "Class II-A-2 Certificates", "Class II-A-3 Certificates", "Class R Certificates", "Class M Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class B-4 Certificates" and "Class B-5 Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, first lien, fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $577,670,404 as of February 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 28, 2005, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-A-7 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class R Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates were sold by Depositor pursuant to the Underwriting Agreement, dated August 1, 2003, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated February 28, 2005 between the Depositor and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement").



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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:


                                 Initial aggregate
                                    Certificate
          Class Designation      Principal Balance          Initial Pass-Through Rate (2)
          -----------------      -----------------          -----------------------------
                I-A-1             $  210,000,000               One-Month LIBOR + 0.40%
                I-A-2             $  210,000,000 (1)                   2.9447%
                I-A-3             $   75,000,000               One-Month LIBOR + 0.35%
                I-A-4             $   75,000,000  (1)                  2.9947%
                I-A-5             $  110,269,700               One-Month LIBOR + 0.50%
                I-A-6             $  110,269,700 (1)                   2.8447%
                I-A-7             $   98,817,000                       5.9447%
                II-A-1            $   41,217,800               One-Month LIBOR + 0.30%
                II-A-2            $   41,217,800 (1)                   2.4532%
                II-A-3            $   10,305,000                       5.3532%
                  R               $       100.00                       5.3532%
                  M               $   13,575,300                       5.8888%
                 B-1              $    6,643,200                       5.8888%
                 B-2              $    3,754,900                       5.8888%

(1)      Principal balance reflected is notional.

(2) The pass-through rates for the Class I-A-1, Class I-A-3 and Class I-A-5 Certificates are subject to the weighted average of the net mortgage rates of the Group I Mortgage Loans as described in this prospectus supplement. The Class I-A-1, Class I-A-3 and Class I-A-5 Certificates will have the benefit of three separate cap agreements. The pass-through rate for the Class II-A-1 Certificates is subject to the weighted average of the net mortgage rates of the Group II Mortgage Loans as described in this prospectus supplement. The Class II-A-1 Certificates will have the benefit of a cap agreement.

         The Certificates, other than the Class B-3, Class B-4 and Class B-5 Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 25, 2005 (the "Prospectus Supplement"), and the Prospectus, dated January 28, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3, Class B-4 and Class B-5 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


               Exhibit No.                                                Description
               -----------                                                -----------
                   4.1                     Pooling and  Servicing  Agreement,  dated as of February 1, 2005,  by and among Deutsche Alt-A  Securities,  Inc., as Depositor,  Wells Fargo Bank,
                                           N.A., as Master Servicer and Securities  Administrator and HSBC Bank USA,
                                           National   Association,   as  Trustee   relating  to  the  Series  2005-2
                                           Certificates.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2005


                                                 DEUTSCHE ALT-A SECURITIES, INC.


                                                 By: /s/ Michael Commaroto
                                                     -------------------------
                                                 Name:   Michael Commaroto
                                                 Title:  President


                                                 By: /s/ Susan Valenti
                                                     -------------------------
                                                 Name:   Susan Valenti
                                                 Title:  Vice-President

                                Index to Exhibits
                                -----------------



                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling  and  Servicing  Agreement,  dated as of  February  1,               8
                       2005,  by  and  among  Deutsche  Alt-A  Securities,  Inc.,  as
                       Depositor,  Wells Fargo Bank,  N.A.,  as Master  Servicer  and
                       Securities   Administrator   and  HSBC  Bank   USA,   National
                       Association,   as  Trustee   relating  to  the  Series  2005-2
                       Certificates.



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                                   EXHIBIT 4.1